UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2005

BAD TOYS HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Commission file number 00-50059

Nevada	94-3371514
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

2344 Woodridge Avenue Kingsport, Tennessee	37664
(Address of principal executive offices)	(Zip code)

(423) 247-9560

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported on Form 8-K filed by the Registrant with the Securities and Exchange Commission (the “Commission”) on February 9, 2005 (the “Original Filing”), on February 4, 2005, the Registrant purchased one hundred percent (100%) of the issued and outstanding capital stock of Southland Health Services, Inc., a Delaware corporation maintaining administrative offices at 126 Emergystat Loop, Vernon, Alabama 35592, from Glenn Crawford, Joseph Cerone, and Joseph Donavan (the “Southland Capital Stock”). The purchase price for the Southland Capital Stock was Five Million Two Hundred Seventy One Thousand Six Hundred and No/100 Dollars ($5,271,600). The purchase price was paid, in full, by the issuance by the Registrant of (a) three interest bearing promissory notes, with an aggregate original principal balance of Three Million Four Hundred Four Thousand and No/Dollars ($3,404,000), (b) One Million Eight Hundred Forty Thousand (1,840,000) shares of the Registrant’s restricted common stock, and (c) Two Million Three Hundred Thousand (2,300,000) warrants to purchase shares of the Registrant’s restricted common stock at an exercise price of $0.50 cents per share.

The foregoing description of the purchase of the Southland Capital Stock is qualified in its entirety by the full text of the Capital Stock Purchase Agreement and First Amendment to Capital Stock Purchase Agreement, which are attached to the Original Filing.

This Current Report on Form 8-K/A amends the Original Filing to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited combined financial statements of Southland Health Services, Inc. including the combined balance sheets and the related combined statements of income, stockholders’ equity and cash flows for the years ended December 31, 2004 and 2003, required to be filed pursuant to Item 9.01(a) of Form 8-K, are filed as part of this Current Report on Form 8-K/A as Exhibit 99.1. The unaudited combined financial statements of Southland Health Services, Inc. including the unaudited combined balance sheet as of September 30, 2004 and the related unaudited combined statements of income and cash flows for the nine months ended September 30, 2004 and 2003 are also included in Exhibit 99.1.

(b) Pro forma financial information.

The accompanying unaudited pro forma financial statements of Bad Toys Holdings, Inc. including the combined balance sheets and the related combined statements of income, stockholders’ equity and cash flows for the nine months ended September 30, 2004 and the year ended December 31, 2003, required to be filed pursuant to Item 9.01(b) of Form 8-K, are filed as part of this Current Report on Form 8-K/A as Exhibit 99.2. The accompanying unaudited pro forma financial statements of Bad Toys Holdings, Inc. are presented as if the acquisition of Southland Health Services, Inc. had occurred as of January 1, 2003. The unaudited pro forma financial information is not necessarily indicative of what the Registrant’s combined results of operations actually would have been had the acquisition been completed as of January 1, 2003. Additionally, the unaudited pro forma financial information does not attempt to project the future results of operations of the Registrant combined with Southland Health Services, Inc.’s business. In the opinion of management, all significant adjustments necessary to reflect the effects of the acquisition have been made.

(c) Not applicable.

(d) Exhibits.

*23.1 Consent of Pollard-Kelley Auditing Services, Inc.

*99.1 Audited combined financial statements of Southland Health Services, Inc. including the combined balance sheets and the related combined statements of income, stockholders’ equity and cash flows for the years ended December 31, 2004 and 2003, and unaudited combined balance sheet as of September 30, 2004 and the related unaudited combined statements of income and cash flows for the nine months ended September 30, 2004 and 2003.

*99.2 Unaudited pro forma financial statements of Bad Toys Holdings, Inc. including the combined balance sheets and the related combined statements of income, stockholders’ equity and cash flows for the nine months ended September 30, 2004 and the year ended December 31, 2003

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bad Toys Holdings, Inc. (Registrant)

Date: September 6, 2006	By:	/s/ Larry N. Lunan
Chief Executive Officer